Fees Summary	Sep. 03, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 45,320,000.00
Previously Paid Amount	0.00
Total Fee Amount	6,689.23
Total Offset Amount	6,689.23
Net Fee	$ 0.00